UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2024

NAPCO SECURITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

333 Bayview Avenue, Amityville, New York 11701

(Address of principal executive offices)

Registrant’s telephone number, including area code (631) 842-9400

(Former name and former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NSSC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 6, 2024, the registrant issued a press release to report results for the fiscal quarter ended March 31, 2024. This press release is furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 2.02, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 2, 2024, Kevin Buchel has been promoted to President & Chief Operating Officer while maintaining his position as Chief Financial Officer. Mr. Buchel will continue to report directly to NAPCO Founder, Richard Soloway, who will continue as Chairman & CEO. Also, Effective May 2, 2024, Michael Carrieri has been promoted to Executive Vice President of Engineering & Chief Technology Officer. On May 2, 2024, Andrew Vuono was appointed as the Company’s Senior Vice President of Finance and Chief Accounting Officer. Mr. Vuono is expected to assume such responsibilities on June 3rd.

On May 2, 2024, the registrant issued a press release announcing the foregoing changes. This press release is furnished as Exhibit 99.2.

Item 7.01.    REGULATION FD DISCLOSURE

On May 2, 2024, the Company’s Board of Directors declared a cash dividend of $.10 per share payable on June 24, 2024, to stockholders of record on June 3, 2024. Information regarding this declaration is included in the press release furnished as Exhibit 99.1.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

99.1	Press Release issued by Napco Security Technologies, Inc. dated May 6, 2024.
99.2	Press Release issued by NAPCO Security Technologies, Inc. dated May 2, 2024.
10 4	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date: May 6, 2024	By:	/s/ Kevin S. Buchel
Kevin S. Buchel
President, Chief Operating Officer & Chief Financial Officer